SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 24, 2003


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                       1-12002              23-2715194
      (State or other                  (Commission         (I.R.S. Employer
jurisdiction of incorporation)         File Number)        Identification No.)



                            20 Soundview Marketplace
                         Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 5. Other Events

On April 24, 2003, the Registrant issued a press release announcing that it had filed a Form S-3 shelf registration statement with the Securities and Exchange Commission. A copy of the press release dated April 24, 2003 is attached hereto as exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press release dated April 24, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ACADIA REALTY TRUST
                          (Registrant)



Date: April 24, 2003      By: /s/ Michael Nelsen
                             ------------------------------------
                           Name:  Michael Nelsen
                          Title:  Sr. Vice President and Chief Financial Officer